Intangible assets, net	12 Months Ended
Dec. 31, 2021
Intangible assets, net
Intangible assets, net

8.    Intangible assets, net

	As of December 31,
	2020	2021
	RMB	RMB
Non-competed agreements	6,740	6,740
Trademarks	1,070	1,070
Total intangible assets	7,810	7,810
Less: Accumulated amortization	(392)	(2,158)
Impairment loss	—	(5,652)
Total intangible assets, net	7,418	—

During the year ended December 31, 2020, the Company acquired intangible assets amounting to RMB7,810 in connection with the acquisition of Yuancui, which were measured at fair value upon acquisition. The amortization expenses were RMB nil, RMB392 and RMB1,766, for the years ended December 31, 2019, 2020 and 2021, respectively. Yuancui business was ceased during the year ended December 31, 2021 (see note 21), and the intangible assets were fully impaired accordingly.